HENDERSON GLOBAL FUNDS

Henderson Global Equity Income Fund
Henderson Worldwide Income Fund
Henderson Japan-Asia Focus Fund

Supplement dated January 2, 2008
to the Prospectus dated November 30, 2007

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the prospectus and should be retained and read in conjunction with the prospectus.

Henderson Global Equity Income Fund

On December 14, 2007, the Trustees of the Henderson Global Funds (the “Trust”) approved a change to the Fund’s “Principal Investment Strategies” section.  Effective immediately, the following replaces the first sentence of the sixth paragraph in the Fund’s “Principal Investment Strategies” section on page six of the prospectus dated November 30, 2007:

The Fund has no limits on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets.

Henderson Worldwide Income Fund

On December 14, 2007, the Trustees of the Trust approved a change to the Fund’s “Principal Investment Strategies” section.  Effective immediately, the following replaces the second sentence of the eighth paragraph in the Fund’s “Principal Investment Strategies” section on page eighteen of the prospectus dated November 30, 2007:

The Fund also may invest up to 30% of its net assets in equity and equity-related securities such as convertibles and debt securities with warrants and may invest up to 15% of its net assets in illiquid securities.

Henderson Japan-Asia Focus Fund

Effective immediately, the following replaces the seventh and eighth paragraphs under “Japan-Asia Focus Fund” in the “Management of the Funds” section on page thirty-three of the prospectus dated November 30, 2007:

Michael Kerley is the portfolio manager of the Asia Pacific sub-portfolio of the Fund.  He joined Henderson Global Investors in 2004 as a Fund Manager on the Pacific Equities team.  Previously, Mr. Kerley was Director of Pacific Basin Equities at ISIS Asset Management Limited (2003-2004), and prior to that was a Fund Manager of Global Equities and then Emerging Market Equities at Invesco Asset Management (1994-2003).  He began his career at Invesco in 1985 and has more than 21 years of investment management experience.

Mr. Crawford oversees the investment decision making process for the Asia Pacific sub-portfolio of the Fund but final portfolio management decisions are made by Mr. Kerley.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.